Exhibit 10.1

[JEFFERIES LETTERHEAD]

Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 1100
Springfield, MA 01115
Attn: Mr. Cliff Noreen

Leucadia National Corporation
315 Park Avenue South
New York, NY 10010
Attn: Mr. Joseph A. Orlando

February 15, 2013

Gentlemen:

          Reference is hereby made to (i) that certain Agreement and Plan of Merger, dated as of November 11, 2012 (“Merger Agreement One”), by and among Jefferies Group, Inc. (“Jefferies”), JSP Holdings, Inc. (“New Jefferies”) and Jasper Merger Sub, Inc. (“Merger Sub One”), (ii) that certain Agreement and Plan of Merger, dated as of November 11, 2012 (“Merger Agreement Two”), by and among Leucadia National Corporation (“Leucadia”), Limestone Merger Sub, LLC (“Merger Sub Two”), Jefferies, New Jefferies and Merger Sub One, and (iii) that certain Purchase Agreement, dated as of February 17, 2006 (the “Purchase Agreement”), by and among Jefferies, Massachusetts Mutual Life Insurance Company (“Mass Mutual”) and C.M. Life Insurance Company (“C.M. Life”).

          Pursuant to Merger Agreement One, Merger Sub One will merge with and into Jefferies, with Jefferies as the surviving corporation (the “First Merger”) and each share of Jefferies common stock issued and outstanding immediately prior to the effective time of the First Merger will be converted into one share of New Jefferies common stock. Pursuant to Merger Agreement Two, New Jefferies will merge with and into Merger Sub Two, with Merger Sub Two as the surviving entity (the “Second Merger”). Each of the undersigned parties hereby acknowledges and agrees that Mass Mutual and C.M. Life, as holders (the “Preferred Stockholders”) of all of the 3.25% Series A Cumulative Convertible Preferred Stock of Jefferies (the “Preferred Stock”), have, in connection with the First Merger and Second Merger, elected to receive (i) 3.25% Series A-1 Cumulative Convertible Preferred Stock of Jefferies (“A-1 Preferred Stock”) in exchange for the Preferred Stock (“Exchange One”), (ii) 3.25% Series A Cumulative Convertible Preferred

Stock of New Jefferies (the “New Jefferies Preferred Stock”) in exchange for the A-1 Preferred Stock (“Exchange Two”) and, (ii) 3.25% Series A Cumulative Convertible Preferred Shares of Leucadia (the “Leucadia Preferred Shares”) in exchange for the New Jefferies Preferred Stock (“Exchange Three; and together with Exchange One and Exchange Two, the “Exchanges”).

          Section 1. Exchanges. In connection with each of the Exchanges, the applicable parties hereto will enter into or file with the appropriate governmental authority, as applicable, and hereby approve the terms of, the following documents:

a)	Certificate of Designations of A-1 Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designations”);

b)	Exchange Agreement, in the form attached hereto as Exhibit B, pursuant to which the Preferred Stockholders will exchange the Preferred Stock for the A-1 Preferred Stock;

c)	Certificate of Designations of New Jefferies Preferred Stock in the form attached hereto as Exhibit C (the “New Jefferies Certificate of Designations”);

d)	Certificate of Amendment to the Certificate of Incorporation of Leucadia with respect to the Leucadia Preferred Shares in the form attached hereto as Exhibit D (the “Certificate of Amendment”); and

e)	Registration Rights Agreement in the form attached hereto as Exhibit E.

          Section 2. Issuance of Leucadia Preferred Shares.

     a) Representations of Preferred Stockholders. The Preferred Stockholders hereby confirm, for the benefit of Leucadia, that the representations of the Preferred Stockholders set forth in Sections 6.1 and 6.2 of the Purchase Agreement are true and correct, in each case, as of the date hereof and as of the Issue Date (as defined in the Certificate of Amendment).

     b) Obligations of the Preferred Stockholders and Leucadia. Each of the Preferred Stockholders and Leucadia hereby agree that Leucadia, as the “Company”, and the Preferred Stockholders, as the “Purchasers”, shall be obligated to comply with the respective restrictions, promises and undertakings, applicable to the “Company” or the “Purchasers,” as the case may be, set forth in Sections 7, 8, 9, 10, 12, 14 and 15 of the Purchase Agreement with respect to the Leucadia Preferred Shares. Other than as set forth in the preceding sentence, Leucadia shall have no liability or obligation under the Purchase Agreement.

          Section 3. Waiver. Each of the undersigned parties hereby acknowledges and agrees that (a) none of the First Merger, the Second Merger, Exchange One, Exchange Two or Exchange Three shall constitute, or be deemed to result in, a Change of Control Transaction, a Default Event, a Designated Event, a Fundamental Change, a Mandatory Redemption Event or a Termination of Trading (as each term is defined in that certain Certificate of Designations of 3.25% Series A Cumulative Convertible Preferred Stock of Jefferies, the Certificate of Designations, the New Jefferies Certificate of Designations, and the Certificate of Amendment) and (b) none of the First Merger, the Second Merger, Exchange One, Exchange Two or Exchange Three shall result in any adjustment to the Conversion Rate or the Conversion Price (as each term is defined in the Certificate of Designations, the New Jefferies Certificate of Designations and the Certificate of Amendment). In addition, the Preferred Stockholders hereby waive any and all appraisal rights that they may have as a result of the First Merger, the Second Merger and any of the Exchanges under the General Corporation Law of the State of Delaware.

          Section 4. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. This Agreement may be executed in counterparts, including counterparts by facsimile and portable document format (.pdf), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Sincerely,

JEFFERIES GROUP, INC.

By:	/s/ Roland T. Kelly

Name: Roland T. Kelly
Title: Assistant Secretary

JSP HOLDINGS, INC.

By:	/s/ Roland T. Kelly

Name: Roland T. Kelly
Title: Authorized Person

[Signature Page to Letter Agreement]

ACCEPTED AND AGREED:

LEUCADIA NATIONAL CORPORATION

By:	/s/ Joseph A. Orlando

Name: Joseph A. Orlando
Title: Vice President & Chief Financial Officer

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, as its Investment Advisor

By:	/s/ Clifford M. Noreen

Name: Clifford M. Noreen
Title: President

C.M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, as its Investment Advisor

By:	/s/ Clifford M. Noreen

Name: Clifford M. Noreen
Title: President

[Signature Page to Letter Agreement]

Exhibit A

Certificate of Designations of Jefferies Group, Inc.

[Filed as Exhibit 99.2 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on February 15, 2013]

Exhibit B

Exchange Agreement

[Filed as Exhibit 99.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on February 15, 2013]

Exhibit C

Certificate of Designations of JSP Holdings, Inc.

[Filed as Exhibit 99.3 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on February 15, 2013]

Exhibit D

Certificate of Amendment to the Certificate of Incorporation of Leucadia National Corporation

[Filed as Exhibit 99.4 of the Current Report on Form 8-K filed by Leucadia National Corporation on February 15, 2013]

Exhibit E

Registration Rights Agreement

[Filed as Exhibit 99.5 of the Current Report on Form 8-K filed by Leucadia National Corporation on February 15, 2013]